                                                     Rule 497(d)
                                                     File No. 333-47467

                              THE NEVIS FUND, INC.

                         Supplement dated June 16, 1999
                     to the Prospectus dated June 26, 1998

   This Supplement replaces the Supplement dated May 7, 1999. It provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

  1. The following sentence is added to the end of the first paragraph under the heading "INVESTMENT ADVISER" on page 9 of the Prospectus:

       The Adviser may use its own resources to make payments to other parties which assist in the distribution of the shares of the Fund.

  2. The following paragraph will be added as the second paragraph under the heading "PURCHASE AND REDEMPTION OF SHARES" on page 10 of the Prospec-tus:

       Investors may purchase and redeem shares of the Fund through a broker or an agent. Investors may be charged a fee if they make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers and agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Adviser. The Fund may authorize one or more brokers, financial institutions or other service providers ("Processing Intermediaries"), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's net asset value next determined after the order is accepted by the Processing Intermediary.

  3. The wire instructions for The Nevis Fund, Inc. have changed. The disclo-sure under the heading "PURCHASES BY WIRE TRANSFER" on page 11 of the Prospectus, paragraph 2, has been deleted and is replaced with the fol-lowing:

       Shareholders having an account with a commercial bank that is a member of the Federal Reserve
     System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: First Union National Bank; ABA # 031201467 for
     Account Number 2014216981143; Further Credit: The
     Nevis Fund, Inc. The shareholder's name and account number must be specified in the wire.


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  4. The disclosure under the heading "OFFICERS AND DIRECTORS" on page 15 of the Prospectus is revised as follows:

     David R.
      Wilmerding,
      III*             President and Director
     Jon C. Baker*     Senior Vice-President, Treasurer, Secretary and Director
     Joseph R.
      Hardiman         Director
     Bailey Morris-
      Eck              Director
     Charles E. Noell  Director

    *Messrs. Wilmerding and Baker are "interested persons" of the Fund within the meaning of the Investment Company Act of 1940.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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